UNITED STATES
SECURITES AND EXCHANGECOMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14 a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary proxy statement
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|X|	Definitive proxy statement
|_|	Definitive additional materials
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SEARCHHELP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) filing Proxy Statement)

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|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEARCHHELP, INC.
1055 Stewart Avenue
Bethpage, New York 11714
_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 16, 2005
_____________________

The Annual Meeting of Stockholders of SearchHelp, Inc. (the “Company”) will be held at SearchHelp’s corporate office, 1055 Stewart Avenue, Bethpage, New York on Friday, December 16, 2005, at 10:30 a.m. local time for the following purposes:

1. To elect directors to hold office for a term of one year or until their successors have been elected and qualified.

2. To act upon a proposal to ratify the appointment of Lazar Levine & Felix, LLP as the Company’s independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 14, 2005 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of the Company.

Your attention is drawn to the accompanying Proxy Statement.

By Order of the Board of Directors,

November 18, 2005	By:	/s/ William Bozsnyak
Bethpage, New York		William Bozsnyak Chief Executive Officer

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED FROM THE UNITED STATES.

SEARCHHELP, INC.
1055 Stewart Avenue
Bethpage, New York 11714
_____________________

PROXY STATEMENT
_____________________

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.0001 per share (the “Common Stock”), of SearchHelp, Inc., a Delaware corporation (the “Company”), commencing on or about November 18, 2005, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2004 Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, December 16, 2005 at 10:30 a.m. local time at the Company’s corporate office, 1055 Stewart Avenue, Bethpage, New York.

Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management’s nominees as directors, (2) for ratification of the appointment of Lazar Felix & Levine, LLP as the Company’s independent auditors for the current fiscal year, and (3) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company’s Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

The Board has fixed the close of business on November 14, 2005 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 36,182,760 shares of Common Stock outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

As required under Section 231 of the Delaware General Corporation Law (the “DGCL”), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management’s nominees as directors; (ii) and a majority of the shares of Common Stock present or represented at the Meeting is required to approve the selection by the Board of Lazar Levine & Felix, LLP as the Company’s independent auditors for the current fiscal year.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the our future plans, strategies and expectations, are generally identifiable by use of the words “may,”“will,”“should,”“expect,”“anticipate,”“estimate,”“believe,”“intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Only stockholders of record at the close of business on November 14, 2005 are entitled to vote at the Annual Meeting. The total number of shares of Common Stock of the Company, issued, outstanding and entitled to be voted on the record date was 36,182,760 shares. Each such share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The holders of a majority of the outstanding votes (i.e., 18,091,381 votes) shall constitute a quorum A quorum is necessary to hold a valid meeting. In accordance with the Company’s Certificate of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of the votes cast and the remaining Proposals shall be by a majority of the votes cast.

Abstentions and broker non-votes are not counted as votes cast in the election of directors and will have no effect on the election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

The following table sets forth certain information, as of the date hereof, with respect to the beneficial ownership of our common stock by each: (i) holder of more than five percent (5%) of the outstanding shares of our common stock; (ii) our officers and directors; and (iii) all our officers and directors as a group. Unless otherwise indicated, the address of each of the named persons is care of SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York.

Name and Address	Shares Beneficially Owned (1)	Percentage Beneficially Owned
William Bozsnyak (2)	4,741,216	12.9%
Debbie Seaman (3)	3,258,505	8.9%
Joel San Antonio (4)	5,545,000	15.3%
Joseph Carrizzo (5)	2,343,333	6.1%
David M. Barnes (6)	200,000	*
Brian O’Connor (7)	2,150,000	5.9%
All directors and executive officers as a group (6 persons)	18,238,054	46.8%

*	less than one percent

(1)
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2)	Includes options to purchase 342,778 shares of Common Stock.

(3)	Includes options to purchase 60,000 shares of Common Stock.

(4)	Includes options to purchase 45,000 shares of Common Stock. Mr. San Antonio’s address is c/o Warrantech Corporation, 350 Bedford Street, Stamford, Connecticut 06901.

(5)	Includes options to purchase 2,093,333 shares of Common Stock. Mr. Carrizzo’s address is 35 Marie Drive, Huntington, New York 11743.

(6)	Mr. Barnes’s address is 108 Village Square, Somers, New York, 10589.

(7)	Includes options to purchase 250,000 shares of Common Stock and 1,150,000 shares held by Mary Lynne O’Conner, Mr. O’Connor’s wife.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Certificate of Incorporation, as amended, and By-Laws, as amended, of the Company provide that the directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify.

The Board of Directors has selected, and will cause to be nominated at the Meeting, all four of the incumbent directors for re-election, to hold office until the 2005 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, such directors will be elected by a plurality of the votes cast at the Meeting.

The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If any nominee should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute or substitutes designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that any nominee listed below will be unable to stand for election.

EXECUTIVE OFFICERS AND DIRECTORS

The executive officers and directors of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

Name	Age	Position	Year Began Service
William Bozsnyak	44	Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, Vice President and Treasurer	2001

Joseph Carrizzo	48	Director and President	2001

Brian O’Connor	60	Director and Chief Operating Officer	2005

David M. Barnes	62	Director and Chairman of the Audit and Compensation Committees	2005

Debbie Seaman *	46	Director and Secretary	2001

Joel San Antonio *	52	Director	2001

* Neither Ms. Seaman nor Mr. San Antonio are standing for re-election.

Certain information about the directors and other executive officers of the Company follows. The information has been furnished to the Company by the individuals named.

William Bozsnyak has served as the Chief Executive Officer, Treasurer and Chairman of the Board of the Company since its inception in January 2001 and became its Chief Financial Officer and Vice President in September 2002. Mr. Bozsnyak served as Chief Financial Officer until April 2004 and as President until September 2002. In March of 2005, upon the death of Mr. Noel Bonilla, Mr. Bozsnyak was reappointed as Chief Financial Officer. In 1998, Mr. Bozsnyak created a local portal that focused on small businesses whose needs were not being met on a national level. This portal ultimately became the Company. Prior thereto, Mr. Bozsnyak had worked in the financial services industry, having joined J.P. Morgan Securities Inc. in 1982 and become a vice president in its Institutional Fixed Income Sales Department. In 1993, Mr. Bozsnyak left Morgan to join UBS Securities Inc. (Union Bank of Switzerland) where he remained until 1998. He was a vice president in its Global Fixed Income Department and sold U.S. fixed income securities to major institutional U.S. firms. Mr. Bozsnyak graduated in 1982 from the New York Institute of Technology with a B.S. degree in Business Administration and a minor in Finance.

Joseph Carrizzo has served as a Director of the Company since its inception and has served on the Company’s Audit Committee and Compensation Committee since their formation and resigned from these committees after becoming President in April 2005. Mr. Carrizzo began his career in 1983 at Lehman Brothers in the corporate bond department where he became a senior level medium term note trader. From 1995 to April 2005, Mr. Carrizzo was an independent distributor of personal care and anti-aging products. His business included the distribution of technology and telecom services and on-line products.

David M. Barnes became a director of the Company in April of 2005. Mr. Barnes was also appointed to serve as chairman and financial expert of the Company’s audit committee and the Company’s compensation committee. Mr. Barnes has served as the chief financial officer of American United Global, Inc. (“AUGI”) since May 15, 1996, and was a director of AUGI from November 8, 1996 through June 17, 2003. Mr. Barnes resigned as a member of AUGI’s board of directors effective on June 17, 2003 but was reappointed thereto effective December 9, 2003. Mr. Barnes is also the chief financial officer of Cyber Defense Systems, Inc., and a director of Proxy, Inc. Mr. Barnes has over 40 years of experience in finance and public accounting. Mr. Barnes is a director and the audit committee financial expert of Thinkpath Inc., and MDWerks, Inc.

Brian O’Connor is the founder and President of E-Top-Pics, Inc. Mr. O’Connor was formerly the vice president for North American and Asia Pacific Sales for Polaroid Corporation from 1989 to 1998 while being responsible for over 900 employees in sales and marketing for the entire US business that generated over $1.1 billion in sales. While at Polaroid, he also established an international consumer sales group in Asia, Japan, South America, Africa and the Middle East for Polaroid component products. In 1998, Mr. O’Connor left Polaroid to start World Wide Commerce Exchange, Inc., a company that provided consulting in marketing to large corporations. In 2002, Mr. O’Connor started E-Top-Pics, Inc., a company that has licenses with NASCAR teams to sell cameras and film with drivers’ and cars’ pictures imprinted on the cameras. Also in 2002, Mr. O’Conner started a brownie company called Ann’s Boston Brownies. Mr. O’Connor is responsible for the marketing of the company. Mr. O’Connor continues to have an interest in these companies. Mr. O’Connor currently serves on the board of directors of Dana Farber Cancer Institute and the Jimmy Fund Advisory Council. Formerly, he served on the board of directors of the Carroll School for Dyslexic Children and The New England Sports Museum. Mr. O’Connor is President and CEO of E-Top-Pics, Inc., and became a member of the SearchHelp Board of Directors as well as the Executive Vice President and Director of Marketing for SearchHelp upon completion of the acquisition of E-Top-Pics, Inc. on June 8, 2005.

Debbie Seaman has served as a Director and Secretary of the Company since its inception and has been President from September 2002 to April 2005. Before September 2002 she had served as Vice President. Ms. Seaman has, since 1987, been an independent consultant to small and medium sized construction, law, marketing, publishing, politics and travel companies. In this capacity, Ms. Seaman works as a strategist to increase the value of the companies as a whole, while also helping management and staff foster improved performance and cooperation. Ms. Seaman continues to provide consulting services on a part-time basis. She has also worked for numerous nonprofit organizations such as the National Multiple Sclerosis Society, Nassau/Suffolk Law Services, NYS Youth Bureaus, Surrogate’s Court and North Shore Child & Family Guidance Center where her responsibilities included departmental administration, policy and program development, community project organizing, public speaking, grant writing and clinical practice. Ms. Seaman received her Bachelors degree from State University College and her Masters degree in Social Work from Virginia Commonwealth University in 1981. In 2000, Ms. Seaman was awarded the Outstanding Community Leadership Award from the National Multiple Sclerosis Society, Long Island Chapter.

Joel San Antonio has been a Director of SearchHelp, Inc. since September 2001 and has served on the Company’s Audit Committee and Compensation Committee since their formation until April 26, 2005. Mr. San Antonio began his career as co-founder of a sportswear manufacturer in the women’s fashion industry. In 1983, Mr. San Antonio and his partner exited the fashion industry and founded Warrantech Corporation, a third party administrator of service contracts and extended warranty programs. The Company went public in 1984 and in September 1997 was recognized by Fortune Magazine as one of the “100 Fastest Growing Companies in America”. Today, Mr. San Antonio serves as Chairman of the Board and Chief Executive Officer of Warrantech Corporation. Since December 1999, Mr. San Antonio serves as Chairman of the Board of MedStrong International Corporation, a public company that transports medical records over the internet and as Chairman of the Board of Marc Pharmaceuticals, Inc., a pharmaceutical company focusing on the development and commercialization of innovative products for the treatment of cancer and other diseases.

Except as set forth herein, no officer or director of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Functions of the Board of Directors and Committees of the Board
Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Directors. It establishes fundamental corporate policies and authorizes various types of significant transactions but is not involved in day-to-day operational decisions. Directors do not receive any compensation for attending meetings of the Board or any committee thereof.

The Board has an Audit Committee and a Compensation Committee, each of which was formed in January 2002, with the responsibilities described below. The Board does not have a Nominating Committee or any other committee.

The member of the Audit Committee is David M. Barnes. The Audit Committee acts under a charter approved by the Board on April 2, 2003. It is responsible for overseeing the Company’s accounting policies and practices, financial reporting, and internal auditing and financial controls. It is also responsible for reporting to the Board of Directors about these matters and maintaining a direct exchange of information between the Board and the Company’s independent auditors. The Audit Committee was formed in 2003 after the Company became a public company. The Report of the Audit Committee appears herein.

The member of the Compensation Committee is David M. Barnes. The Compensation Committee must approve the salary of each of the Company’s officers over a specified amount and is responsible for reviewing, and making recommendations to management, concerning the general policies and practices of the Company and its subsidiaries with respect to compensation and employee benefits.

Section 16(a) Reporting under the Securities Exchange Act of 1934
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock (the “reporting persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading and to furnish the Company with copies of all Section 16(a) reports filed.

The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 2004 and written representations from its reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for the year ended December 31, 2004. Based solely on this review, the Company believes that all reporting requirements applicable to them were complied with for the year ended December 31, 2004.

Executive Compensation

	Annual Compensation			Long-term Compensation Awards
Name	Salary($)		Bonus($)	Securities Underlying Options ($)
William Bozsnyak	$120,000	(1)	(1)	1,000,000	(1)
Joseph Carrizzo	$120,000	(2)	(2)	3,000,000	(2)
Brian O’Connor	$120,000	(3)	(3)	1,000,000	(3)

(1)
On May 1, 2005, Mr. Bozsnyak signed a new three year employment contract with the Company. Mr. Bozsnyak will receive a base salary of $120,000 per year with a 10% increase each year. Mr. Bozsnyak was also granted an option to purchase 1,000,000 shares of the Company’s stock at a purchase price of $.20 per share. These options vest fully in three years and expire five years from the date of grant.

(2)
On April 26, 2005, Mr. Carrizzo signed a three year employment contract with the Company. Mr. Carrizzo will receive a base salary of $120,000 per year with a 10% increase each year. Mr. Carrizzo was also granted an option to purchase 3,000,000 shares of the Company’s stock at a purchase price of $.20 per share. These options vest fully in three years and expire five years from the date of grant.

(3)
On June 8, 2005, Mr. O’Connor signed a three year employment contract with the Company. Mr. O’Connor Connor will receive a base salary of $120,000 per year with a 10% increase each year. Mr. O’Connor was also granted an option to purchase 1,000,000 shares of the Company’s stock at a purchase price of $.20 per share. These options vest fully in three years and expire five years from the date of grant.

Legal Proceedings

The Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors or executive officers is a party.

Certain Relationships and Related Transactions

At September 30, 2005, the Company was indebted to its CEO, William Bozsnyak, in the amount of $648,000 for working capital advances made to the Company. This includes loans made in the amount of $475,000 to E-Top-Pics, Inc. (“ETP”), which enabled ETP to fund purchases for cameras and film. For the three and nine months ended September 30, 2005, interest expense was charged in the amount of $13,525 and $19,146 for the interest expense due Mr. Bozsnyak. The interest rate used in this calculation is the same interest rate paid to the Company’s short-term lender.

Under the terms of their respective employment contracts, Ms. Seaman, the Company’s former President, and Mr. Bozsnyak are owed $27,640 and $59,999, respectively, for unpaid wages earned through September 30, 2004. Commencing on October 1, 2004, Ms Seaman and Mr. Bozsnyak both have waived all future salary under their contracts until such time as the Company’s cash flow can sustain such payments. The cumulative salaries waived through December 31, 2004 were $37,500. Through November 15, 2005, $49,722 in salaries were also waived. Ms. Seaman’s employment agreement was terminated on April 26, 2005.

The Company’s former securities counsel, a shareholder, is owed $ 22,663 for unpaid legal services at December 31, 2004 and $19,976 at November 15, 2005.

The President of ETP has a minority interest in three affiliated companies. Based upon cash flow needs, there are loans made to and/or from one of these affiliates as well as from the President directly. Through November 15, 2005, the Company owed one of these affiliates $61,544.

The Company outsourced the management of the sky box to an affiliated entity, in which the President of ETP is a minority shareholder. This affiliated entity owed the Company $51,955 as of November 15, 2005.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company’s 2004 Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In 2005, the Committee reviewed the 10-KSB for year ending December 31, 2004 and discussed their judgments as to the quality and acceptability of the Company’s accounting principles. In addition, the Committee received from the independent auditors disclosures regarding the auditors’ independence required by Independence Standards Board Standard No.1 and discussed with them the auditors’ independence from the Company and its management. In this connection, the Committee considered the compatibility of non-audit services provided to the Company by the auditors with the auditors’ independence. The Committee and the auditors also discussed the overall scope and plans for their respective audits and such other matters as are required to be discussed by them under auditing standards generally accepted in the United States of America and by the Independence Standards Board, including the matters covered in Statement on Auditing Standards No. 61.

In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission. The Board approved this recommendation. The Committee and the Board also appointed, subject to shareholder approval, Lazar Levine and Felix, LLP as the Company’s independent auditors for fiscal year 2005.

AUDIT COMMITTEE
David M. Barnes

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Shareholder Vote Required

Approval of the proposal to elect the director nominees will, pursuant to the Company’s bylaws, require the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal 1 to elect the nominees to the Board of Directors.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has appointed Lazar Levine & Felix, LLP (“Lazar”) to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005. Although it is not required to do so, the Board is submitting its appointment of Lazar for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection.

It is expected that representatives of Lazar will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Scope of Services

During fiscal 2004, the Company engaged neither its previous auditors, Weinick Sanders Leventhal & Co., LLP, (“Weinick”), nor Lazar, for any of the followings services: (a) bookkeeping or other services related to the accounting records or financial statements; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; and (h) legal services and expert services unrelated to the audit.

The Audit Committee of the Company has approved the nature and extent of all services provided by Weinick and considered that the fees charged by Weinick (see “Audit Fees” and “Tax Fees”) would not impair its independence.

Audit Fees

Weinick’s audit services included the examination of the Company’s annual consolidated financial statements for fiscal 2004 and the reviews of the consolidated financial statements. The aggregate fee for professional services rendered by Weinick during fiscal year 2004 was $51,116.

Tax Fees

The Company did not pay Weinick any funds during fiscal 2004 in connection with tax compliance, tax advice and tax planning.
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Shareholder Vote Required

Approval of the proposal to ratify the appointment of Lazar Levine & Felix, LLP as our independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal 2 to ratify the appointment of Lazar Levine & Felix, LLP.

SOLICITATION EXPENSES

The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensa-tion for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.

STOCKHOLDER PROPOSALS

Stockholder proposals for presentation at the Company’s next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than November 30, 2005.

ANNUAL REPORT

Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2004. Such Annual Report is not to be regarded as proxy solicitation material.

Upon written request by a stockholder entitled to vote at the 2004 Annual Meeting, the Company will furnish that person without charge with a copy of the Form 10-KSB/A Annual Report for 2004 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. If the person requesting the report was not a stockholder of record on November 14, 2005, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company’s common stock at the close of business on such date. Requests should be addressed to SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

OTHER BUSINESS

Management does not know of any matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

By Order of the Board of Directors,

Date: November 18, 2005	By:	/s/
William Bozsnyak Chief Executive Officer

SEARCHHELP, INC.
1055 Stewart Avenue
Bethpage, New York 11714

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 16, 2005

The undersigned hereby appoints William Bozsnyak and Joseph Carrizzo, and each of them singly, proxies, with full power of substitution, to vote all shares of stock of SearchHelp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, December 16, 10:30 a.m. Eastern time at the corporate office of SearchHelp, Inc., 1055 Stewart Avenue, Suite 12, Bethpage, New York and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 14, 2005 a copy of which has been received by the undersigned.

SEE REVERSE
SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL LISTED BELOW.

1.	To elect four members to the board of directors to serve for a term of one year and until their successors have been elected and qualified.

NOMINEES:	William Bozsnyak	☐ FOR	☐ WITHHOLD
	Joseph Carrizzo	☐ FOR	☐ WITHHOLD
	Brian O’Connor	☐ FOR	☐ WITHHOLD
	David M. Barnes	☐ FOR	☐ WITHHOLD

2.	To ratify the appointment of Lazar Levine & Felix, LLP as the Company’s independent auditors for the Company’s 2005 fiscal year.

 ☐ FOR      ☐ AGAINST     ☐ ABSTAIN

3. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

_______________________________________

_______________________________________

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

__________________________________________
                            Signature of Stockholder

Date: ______________________________, 2005

__________________________________________
                          Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

I/We will attend the annual meeting.  ☐ YES    ☐ NO